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                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No.'s 33-53570, 33-53558, 33-45232, 33-28567, 33-70780,
33-70782 and 33-74356 on Form S-8.




                                                            ARTHUR ANDERSEN LLP

San Jose, California
June 24, 1996


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